UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2014

AMERICAN HOMES 4 RENT

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36013	46-1229660
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

30601 Agoura Road, Suite 200 Agoura Hills, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(805) 413-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Entry Sheet Arrangement of a Registrant

On September 19, 2014, American Homes 4 Rent (the “Registrant”) completed its second securitization transaction, which involved the issuance and sale in a private offering of single-family rental pass-through certificates, bearing a fixed rate of interest for ten years, that represent beneficial ownership interests in a loan secured by a portfolio of 4,487 single-family residential properties sold to an affiliate from the Registrant’s portfolio of single-family properties. Gross proceeds from the offering to third parties were $487,650,000. The pass-through certificates sold to third-party investors have a duration-adjusted weighted average coupon rate of 4.418%.

The pass-through certificates sold to third-party investors have the following initial certificate balances and pass-through rates:

Class of Certificates	Initial Certificate Balance	Pass-Through Rate

Class A	$313,970,000	3.786%
Class B	$23,630,000	4.290%
Class C	$32,635,000	4.705%
Class D	$33,760,000	5.149%
Class E	$83,655,000	6.231%

	$487,650,000-Total	4.418% duration-adjusted weighted average rate

The interest rates on such certificates and classification are based on a credit assessment by various rating agencies of the credit quality of the offered certificates and the portfolio of 4,487 single-family residential properties securing the certificates and do not reflect any credit rating of the Registrant as an entity.

In addition to the pass-through certificates sold to third parties, an affiliate of the Registrant acquired Class F certificates in the amount of $25,665,800. The affiliate's acquisition of the Class F certificates was funded by a loan, due no later than October 18, 2024, from the operating partnership of the Registrant. The Class F certificates are not entitled to any interest and have a ten-year term. To facilitate the purchase of the Class F certificates, the partners amended the partnership agreement of the Registrant’s operating partnership, American Homes 4 Rent, L.P. A copy of the Eighth Amendment to the Agreement of Limited Partnership of American Homes 4 Rent, L.P. is attached as Exhibit 10.2.

As part of the securitization transaction, an indirect subsidiary of the Registrant entered into a loan agreement as described below. The loan was subsequently deposited into a trust in exchange for the pass-through certificates. The pass-through certificates represent the entire beneficial interest in the trust and the classes described in the table above were sold in a private offering through the placement agents retained for the transaction.  Such certificates were offered and sold under Rule 144A and Regulation S under the Securities Act of 1933, as amended.

More detailed information about the loan is provided below. The description of the loan herein is qualified in its entirety by reference to the Loan Agreement, filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

The Loan Agreement

On September 19, 2014, AMH 2014-2 Borrower, LLC (the “Borrower”), a Delaware limited liability company and an indirect wholly-owned subsidiary of the Registrant, entered into a Loan Agreement dated as of September 19, 2014 (the “Loan Agreement”) with Goldman Sachs Mortgage Company, a New York limited partnership (“Lender”). Pursuant to the Loan Agreement, the Borrower borrowed $513,315,800 (the “Loan”) from Lender. The Loan is a ten-year, fixed rate loan, composed of six fixed-rate components. Interest on the Loan is paid monthly together with the monthly amortization amount of one-twelfth of one percent of the outstanding principal balance of the Loan on September 19, 2014, subject to certain potential adjustments described in the Loan Agreement.

For purposes of computation of the interest accrued on the Loan, the Loan is divided into multiple components designated as “Component A”, “Component B”, “Component C”, “Component D”, “Component E” and “Component F”. The following table sets forth the initial principal amount of each such component and the component spread added to the one-month LIBOR for each monthly interest period:

Component	Initial Principal Amount	Interest Rate

Component A	$313,970,000	3.8945%
Component B	$23,630,000	4.3985%
Component C	$32,635,000	4.8135%
Component D	$33,760,000	5.2575%
Component E	$83,655,000	6.3395%
Component F	$25,665,800	0.0005%

The Loan is secured by first priority mortgages on a portfolio of 4,487 single family residential properties (collectively, the “Properties”) owned by Borrower. The maturity date of the Loan is October 9, 2024. The Loan Agreement requires that the Borrower comply with various affirmative and negative covenants that are customary for loans of this type, including limitations on indebtedness the Borrower can incur, limitations on sales and dispositions of Borrower’s properties that secure the Loan and various restrictions on the use of cash generated by the operations of the properties owned by the Borrower while the Loan is outstanding.

The Loan proceeds were contributed to American Homes 4 Rent, L.P., a Delaware limited partnership and the Registrant’s wholly owned operating partnership, and were used primarily to repay in full the Registrant’s outstanding credit facility.

In the ordinary course of business, affiliates of the placement agents have performed, and may in the future from time to time perform, investment banking, advisory or other financial services for the Registrant and its subsidiaries for which such affiliates received or may receive customary fees and reimbursement of expenses.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Loan Agreement dated as of September 19, 2014 between AMH 2014-2 Borrower, LLC, as Borrower and Goldman Sachs Mortgage Company, as Lender*
Exhibit 10.2	Eighth Amendment to Agreement of Limited Partnership of American Homes 4 Rent, L.P.

*Exhibits and schedules to this agreement have been omitted as permitted under Item 601 of Regulation S-K and will be furnished supplementally upon request to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HOMES 4 RENT

Date: September 25, 2014	By:	/s/ Stephanie Heim
Stephanie Heim
Vice President

Index to Exhibits

Exhibit 10.1	Loan Agreement dated as of September 19, 2014 between AMH 2014-2 Borrower, LLC, as Borrower and Goldman Sachs Mortgage Company, as Lender*
Exhibit 10.2	Eighth Amendment to Agreement of Limited Partnership of American Homes 4 Rent, L.P.

*Exhibits and schedules to this agreement have been omitted as permitted under Item 601 of Regulation S-K and will be furnished supplementally upon request to the Securities and Exchange Commission.